                                                                   EXHIBIT 10.39

                                                                  EXECUTION COPY

                 THIRD AMENDMENT, dated as of September 28, 1995, to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 30, 1994 (as amended by the First Amendment thereto, dated as of March 29, 1995, and as further amended by the Second Amendment thereto, dated as of June 28, 1995, the "Credit Agreement"), among HOME SHOPPING NETWORK, INC., a Delaware corporation, as borrower (the "Company"), HOME SHOPPING CLUB, INC., a Delaware corporation ("HSC"), HSN REALTY, INC., a Delaware corporation ("HSNR"; together with HSC, the "Guarantors"), the banks signatory thereto (individually, a "Bank" and collectively, the "Banks"), LTCB TRUST COMPANY, as Agent, THE BANK OF NEW YORK COMPANY, INC., TORONTO DOMINION [TEXAS], INC. and BANK OF MONTREAL, each as a Co-Agent (each in such capacity, a "Co-Agent"), LTCB TRUST COMPANY, as Administrative Agent for the Banks (in such capacity, the "Administrative Agent"), and LTCB TRUST COMPANY, as collateral agent for the Banks (in such capacity, the "Collateral Agent").

                 WHEREAS, the Company and each of the Guarantors have requested, and the Banks and the Administrative Agent are willing, to amend certain provisions of the Credit Agreement to provide for (i) increases in the availability of the Commitments of certain Banks, (ii) changes in the rate of interest and certain fees, (iii) additional collateralization of the Company's obligations under the Credit Agreement, including, without limitation, the guarantee of HSNR and a pledge by the Company of a first priority security interest in all its capital stock of HSC and HSNR to the Collateral Agent for the benefit of the Banks, and (iv) certain other matters as provided herein.

                 NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereby agree as follows:

                 Section 1. Certain Defined Terms. Except as expressly set forth in this Third Amendment, terms defined in the Credit Agreement and used herein shall have their respective defined meanings when used herein.

                 Section 2. Amendments to the Credit Agreement. Subject to the fulfillment of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:

                 (a) Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the reference in clause (ii)(a) of the definition of "Applicable Margin" set forth in such Section to "2.125%" and replacing it with "2.50%" and (ii) deleting the reference in clause (ii)(b) of such definition to "1.125%" and replacing it with "1.50%".

                 (b) Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition of "Commitment" and replacing it with the following:

                          "Commitment" shall mean, with respect to any Bank,
         (a) at any time prior to the Third Amendment Effective Date, the amount set forth opposite such Bank's name on the signature pages of the First Amendment under the caption "Commitment", and (b) at any time on or after the Third Amendment Effective Date, the amount set forth opposite such Bank's name on the signature pages of the Third Amendment under the caption "Commitment" (in either case as reduced from time to time pursuant to Section 2.3 hereof or otherwise).

                 (c) Section 1.1 of the Credit Agreement is hereby further amended by deleting the reference in clause (a) of the definition of "Commitment Termination Date" to "August 30, 1997" and replacing it with "April 1, 1997".

                 (d) Section 1.1 of the Credit Agreement is hereby further amended by deleting the first two rows of the grid appearing in the definition of "Facility Fee Rate" and replacing them with the following:

                       Effective Total
                         Debt Ratio                   Facility Fee Rate
                       ---------------                -----------------
                 Greater than 4.00 to 1                     0.500%

                 Less than or equal to 4.00
                 to 1, but greater than
                 or equal to 3.50 to 1                      0.375%

                 (e) Section 1.1 of the Credit Agreement is hereby further amended by inserting the name "HSN Direct, Inc. (except for purposes of Section 9.7)" immediately after the name "HSN

Mail Order, Inc." appearing in the sixth line of the definition of "Material Subsidiary".

                 (f) Section 1.1 of the Credit Agreement is hereby further amended by (i) inserting the words ", the Pledge Agreement" immediately after the word "Notes" appearing in the fifth line of the definition of "Obligations" and (ii) inserting the words ", Pledge Agreement" immediately after the word "Notes" appearing in the sixth line of such definition.

                 (g) Section 1.1 of the Credit Agreement is hereby further amended by inserting the words and punctuation ", a limited liability company" immediately after the words "an unincorporated association" appearing in the definition of "Person".

                 (h) Section 1.1 of the Credit Agreement is hereby further amended by adding the following new definitions thereto in the appropriate alphabetical position:

                          "BNY" shall mean The Bank of New York in its capacity as the issuer of trade letters of credit under the BNY L/C Facility.

                          "BNY L/C Facility" shall mean a $25,000,000 committed letter of credit facility, as evidenced by the Letter of Credit Facility Agreement, dated as of September 28, 1995, as amended, supplemented or modified from time to time in accordance with the terms thereof and hereof (the "BNY Facility Agreement"), among HSC, HSN Mail Order and HSN Direct, Inc., Inc., as applicants, the Company and HSNR, as guarantors, BNY, as issuer, The Bank of New York Company, Inc., as a participant, and BNY, as administrative agent.

                          "Collateral Agent" shall mean LTCB Trust Company in its capacity as Collateral Agent under the Pledge Agreement.

                          "Guarantor" shall mean, unless the context provides otherwise, HSC and HSNR; provided that references in this Agreement to
         (i) "[E]ach of the Company and the Guarantor" shall mean "[E]ach of the Company and each of HSC and HSNR" and (ii) "or the Guarantor" or "and/or the

         Guarantor" shall mean "or either HSC or HSNR" or "and/or either HSC or HSNR", as the case may be.

                          "HSC" shall mean Home Shopping Club, Inc., a Delaware corporation.

                          "HSNR" shall mean HSN Realty, Inc., a Delaware corporation.

                          "Intercreditor Agreement" shall mean the
         Intercreditor Agreement, dated as of September 28, 1995, as amended, supplemented or modified from time to time, among the Banks, the Administrative Agent, the Collateral Agent, BNY, The Bank of New York Company, Inc., BNY, as Administrative Agent under the BNY Facility Agreement, and such other parties who from time to time either issue or participate in unreimbursed drawings under Trade Letters of Credit and become party thereto, substantially in the form of Annex D to the Third Amendment.

                          "Pledge Agreement" shall mean the Pledge Agreement, dated as of September 28, 1995, as amended, supplemented or modified from time to time, executed and delivered by the Company in favor of the Collateral Agent, substantially in the form of Annex B to the Third Amendment.

                          "Pledged Securities" shall mean all of the shares of capital stock of HSC and HSNR owned beneficially and of record by the Company, together with all stock certificates, options and rights of any nature that may be issued or granted by HSC and/or HSNR to the Company while this Agreement is in effect.

                          "Third Amendment" shall mean the Third Amendment, dated as of September 28, 1995, to this Agreement.

                          "Third Amendment Effective Date" shall have the meaning assigned to that term in Section 4 of the Third Amendment.

                          "Trade Letters of Credit" shall mean (i) the letters of credit issued under the BNY L/C Facility (or, if the commitments under the BNY Facility Agreement are terminated, the commercial letters of credit issued under a trade letter of credit agreement with the same covenants, events of default and maturity date as this Agreement), (ii) a standby letter of credit (the "Insurance Standby Letter of Credit") issued in substitution for the standby letter of credit issued by The Chase Manhattan Bank, N.A. for the account of the Company in favor of the State of Florida in connection with the Company's self insurance program, the stated amount of which is, as of the Third Amendment Effective Date, $347,879 and (iii) the outstanding letters of credit (but not extensions or replacements thereof) as of the Third Amendment Effective Date issued by The Chase Manhattan Bank, N.A. for the account of HSN Direct, Inc. and the Company listed on Schedule 5 attached hereto.

                 (i) Section 2.7(a) of the Credit Agreement is hereby amended by deleting the words "as originally in effect" appearing in the fifth line thereof.

                 (j) Section 2.8 of the Credit Agreement is hereby amended by (x) inserting "(a)" immediately before the words "The Company" appearing in the first line thereof, (y) deleting each of the references to "(a)", "(b)" and "(c) appearing after the proviso and inserting "(i)", "(ii)" and "(iii)" in lieu thereof and (z) inserting the following new paragraph (b) at the end thereof:

                          (b) If the Company or any of its Subsidiaries shall receive net cash proceeds from (i) any sale, lease, assignment, conveyance, transfer of title or other disposition (a "disposition") of any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, any mortgage of real property and any sale/ leaseback, but excluding the disposition of inventory in the ordinary course of business (an "asset disposition"), or (ii) any disposition of any shares, interests, participations or other equivalents (however designated) of capital stock of any of its Subsidiaries (other than HSC and HSNR), any equivalent ownership interests in any of its Subsidiaries which are not organized as corporations and any warrants or options to purchase any of the foregoing (a "stock disposition"), the Company shall, in each such instance, apply 100% of such net cash proceeds in excess of $1,000,000 to prepay the Loans. Each such prepayment shall be made, in the case of any stock disposition involving net cash proceeds of less than $5,000,000, within 90 days after the date of such disposition and, in the case of any asset disposition involving net cash proceeds of less than $5,000,000, within 30 days after the date on which the aggregate net cash proceeds of all asset dispositions equals $5,000,000 and, in the case of any asset disposition or stock disposition involving net cash proceeds of $5,000,000 or more, within 30 days after the date of such disposition and shall be subject to the indemnity provisions of
         Section 5.4 hereof. Any such prepayment shall not reduce the Commitments as in effect on the Third Amendment Effective Date. For purposes of this Section 2.8(b), "net cash proceeds" shall mean the aggregate cash proceeds received by the Company or any of its Subsidiaries in respect of a disposition (and any cash payments received in respect of promissory notes or other non-cash consideration delivered to the Company or any such Subsidiary in respect of a disposition), less (without duplication) (i) all reasonable fees and expenses incurred by the Company or such Subsidiary that are payable to Persons which are not Affiliates or Subsidiaries of the Company in connection with such disposition, (ii) all taxes attributable to such disposition which are incurred by the Company or such Subsidiary and (iii) the aggregate amount of reserves required in accordance with GAAP to be maintained on the books of the Company or any of its Subsidiaries in order to pay contingent liabilities incurred by the Company or any of its Subsidiaries in respect of such disposition.

                 (k) Section 3.2 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (a) thereof, (ii) inserting the word "and" immediately after the semicolon appearing at the end of clause (b) thereof and (iii) by deleting the reference to "2.625%" in the proviso to clause (b) thereof and inserting in lieu thereof "3.0%".

                 (l) Section 4.6 of the Credit Agreement is hereby amended by deleting each reference in the fourth, 16th and 28th lines thereof to "the Guarantor" and replacing it with "such Guarantor".

                 (m) Section 6 of the Credit Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

                          Section 6.       Guarantee.

                          6.1 Unconditional Guarantee. For valuable consideration, receipt of which is hereby acknowledged, and to induce the Banks to make Loans to the Company, each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, the Collateral Agent, the Agent, each of the Co-Agents and each of the Banks the payment in full when due (whether at stated maturity, by acceleration or otherwise) of all principal of and interest on each Loan and all other amounts payable by the Company hereunder and under the Notes and all other documents referred to herein or therein, in accordance with the terms hereof and thereof, and, in the case of any extension of time of payment, in whole or in part, that all such amounts shall be paid in full when due (whether at stated maturity, by acceleration or otherwise) in accordance with the terms of such extension. Each of the Guarantors hereby unconditionally agrees that upon default in the payment when due (whether at stated maturity, by acceleration or otherwise) of any of such principal, interest or other amounts, the Guarantors shall forthwith pay and perform the same in the money and funds, at the time, in the place and in the manner provided for such payment in this Agreement, the Notes or other applicable document.

                          6.2 Validity. Each of the Guarantors hereby agrees that the guarantee provided by this Section 6 is a continuing guarantee of payment and not merely of collection, that it is a primary, independent obligation of each of the Guarantors and that each Guarantor's obligations hereunder shall be joint and several, absolute, unconditional and irrevocable, irrespective of (a) any invalidity, illegality, irregularity or unenforceability of, or defect in or any change in this Agreement, the Notes, the Pledge Agreement or any other document referred to herein or therein, (b) any amendment, modification or waiver of any term or condition of this Agreement or the Notes or the

         Pledge Agreement or any such other document, or any waiver or consent by the Administrative Agent, the Collateral Agent or any Bank to any departure from the terms hereof or thereof, (c) any sale, exchange, release, surrender, realization upon or other dealings with any security or guarantee for any of the obligations guaranteed hereby (whether now or hereafter granted), (d) any settlement or compromise of such obligations, (e) the absence of any action to demand or enforce any of such obligations against the Company, (f) the recovery of any judgment against the Company or any other Person, or any action to enforce the same, (g) the recovery of any claim under any other guarantee of or security for such obligations or under any applicable insurance, or (h) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor or surety (other than full and strict compliance with and satisfaction of such liabilities).

                          6.3 Waivers. Each of the Guarantors hereby waives notice of acceptance of the guarantee provided by this Section 6, notice of the extension of any credit or financial accommodation, notice of the making of any Loan or the incurrence of any other Obligations, notice of any extension of any Commitment Termination Date, demand of payment, filing of claims with a court in the event of bankruptcy of the Company or any other Person, any right to require a proceeding or the filing of a claim first against the Company, any other guarantor, any other Person, any letter of credit, or any security for any of the Obligations, presentment, protest, notice of default, dishonor or nonpayment and any other notice and all demands whatsoever. Each of the Guarantors hereby further waives all setoffs and counterclaims against the Company, the Administrative Agent, the Collateral Agent, the Agent, each of the Co-Agents and each of the Banks.

                          6.4 Subordination and Subrogation. Each of the Guarantors hereby subordinates all present and future claims, now held or hereafter acquired, against the Company as a creditor or contributor of capital, or otherwise, to the prior and final payment in full to the Banks of all of the Obligations. If, without reference to the provisions of this Section 6.4, either of the Guarantors would at any time be or become entitled to receive any payment on account of any claim against the Company, whether in insolvency, bankruptcy, liquidation or reorganization proceedings, or otherwise, such Guarantor shall and does hereby irrevocably direct that all such payments shall be made directly to the Administrative Agent on account of the Banks until all Obligations shall be paid in full. Should either of the Guarantors receive any such payment, such Guarantor shall receive such amount in trust for the Banks and shall immediately pay over to the Administrative Agent such amount as provided in the preceding sentence.

                          Anything contained in this Section 6 to the contrary notwithstanding, the obligations of each of the Guarantors hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor in respect of intercompany indebtedness to the Company or other Affiliates of the Company to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation or contribution of such Guarantor pursuant to (i) applicable law or (ii) any agreement providing for an equitable allocation among such Guarantor and other Affiliates of Company of obligations arising under guaranties by such parties.

                          Each of the Guarantors further agrees that any rights of subrogation such Guarantor may have against the Company, and any rights of contribution such Guarantor may have against Company, and any rights of contribution such Guarantor may have against the other Guarantor or any other guarantor of the Obligations hereunder, shall be junior and subordinate to any rights the Administrative Agent or the

         Banks may have against such other Guarantor or any such other guarantor.

                          6.5 Acceleration. Each of the Guarantors agrees that, as between the Company on the one hand, and the Administrative Agent, the Collateral Agent, the Agent, the Co-Agents and the Banks, on the other hand, the obligations of the Company guaranteed under this Section 6 may be declared to be forthwith due and payable, or may be deemed automatically to have been accelerated, as provided in
         Section 10 hereof for purposes of this Section 6, notwithstanding any stay, injunction or other prohibition (whether in a bankruptcy proceeding affecting the Company or otherwise) preventing such declaration as against the Company and that, in the event of such declaration or automatic acceleration, such obligations (whether or not due and payable by the Company) shall forthwith become due and payable by such Guarantor for purposes of this Section 6.

                          6.6 Reinstatement. Each of the Guarantors covenants that the guarantee provided by this Section 6 will not be discharged except by complete and final payment of all of the Obligations and all obligations of the Guarantors arising out of this guarantee. In the event that any payment is made by the Company hereunder or by either of the Guarantors under this guarantee, and is thereafter required to be rescinded or otherwise restored or paid over to the Company, such Guarantor or any other person (whether upon the insolvency or bankruptcy of the Company or either Guarantor or otherwise), each Guarantor's obligations hereunder shall immediately and automatically be reinstated as though such payment had not been made.

                 (n) Section 7.2(b) of the Credit Agreement is hereby amended by deleting the words "date of the Second Amendment" wherever they appear and replacing them with "date of the Third Amendment".

                 (o) Section 7.2 of the Credit Agreement is hereby further amended by deleting the words "and the Guarantor" appearing in the last sentence thereof and replacing them with "and each Guarantor".

                 (p) Section 8.2 of the Credit Agreement is hereby amended by (i) deleting the reference in the first sentence thereof to "March 31, 1995" and replacing it with "June 30, 1995", (ii) inserting the word and punctuation "two-" immediately before the words "Fiscal Quarter" appearing in the first sentence thereof and (iii) deleting the reference in the last sentence thereof to "the Second Amendment" and replacing it with "the Third Amendment".

                 (q) Sections 8.4, 8.5 and 8.6 of the Credit Agreement are hereby amended in their entirety as follows:

                          8.4. No Breach. Neither the execution and delivery of this Agreement, the Pledge Agreement and the Notes, nor the consummation of the transactions contemplated hereby and thereby, nor the compliance by the Company or either Guarantor with the terms and provisions hereof or thereof will (a) conflict with or result in a breach of, or require any consent or vote of any Person under, the certificate of incorporation or bylaws of the Company or either Guarantor, or any agreement or instrument to which the Company, either Guarantor or any Subsidiary of any thereof is a party or to which it is subject, (b) violate any applicable law, regulation, order, writ, injunction or decree of any court or governmental authority or agency, or (c) constitute a default or, except as set forth in the Pledge Agreement, result in the imposition of any Lien on any of the assets, revenues or other properties of the Company, either Guarantor or any Subsidiary of any thereof under any such Agreement or instrument.

                          8.5. Corporate Action. The execution, delivery and performance by each of the Company and each Guarantor of this Agreement and the Notes, and the execution, delivery and performance by the Company of the Pledge Agreement, and the consummation of the transactions contemplated hereby and thereby, are within the scope of its corporate powers, and have been duly authorized by all necessary corporate action on the part of each of them. This Agreement constitutes, and each of the Notes, when duly executed and delivered will constitute, the legal, valid and binding obligation of the Company and each Guarantor, and the Pledge Agreement constitutes the legal, valid and binding obligation of the

         Company, enforceable against each of them, as the case may be, in accordance with their respective terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                          8.6. Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery of performance by the Company or either Guarantor of this Agreement or the Notes or by the Company of the Pledge Agreement or for the validity or enforceability hereof or thereof, or for the consummation of the transactions contemplated hereby and thereby.

                 (r) Sections 8.7, 8.10 and 8.13 of the Credit Agreement are hereby amended by deleting each reference therein to "the Guarantor" and replacing it with "either Guarantor".

                 (s) Section 8.9(b) of the Credit Agreement is hereby amended by (i) deleting the phrase "Each of the Company, the Guarantor" and replacing it with "Each of the Company, each Guarantor" and (ii) deleting the phrase "by the Company, the Guarantor" and replacing it with "by the Company, either Guarantor".

                 (t) Section 8.11 of the Credit Agreement is hereby amended by deleting the words "the Guarantor" and replacing them with "each Guarantor".

                 (u) Section 8.14 of the Credit Agreement is hereby amended by deleting the words "and the Guarantor" each time they appear in the first sentence thereof and replacing them with "and each Guarantor".

                 (v) Section 8 of the Credit Agreement is hereby amended by adding at the end thereof the following new Section 8.16:

                          8.16. Pledge Agreement. By virtue of the execution and delivery by the Company of the Pledge Agreement, when the stock certificates representing the Pledged Securities owned by the Company are delivered to the Collateral Agent in accordance with the Pledge Agreement, the Collateral Agent will obtain and, so long as the Collateral Agent maintains possession of the certificates representing the Pledged Securities, will have and will continue to have a valid and perfected first priority security interest in such Pledged Securities, for the benefit of the Banks and the parties to the BNY L/C Facility, as security for the repayment and performance in full of the Secured Obligations (as defined in the Pledge Agreement), prior to all other Liens thereon.

                 (w) Section 9.5 of the Credit Agreement is hereby amended by (i) deleting the date "December 31, 1993" in clause (a) thereof and replacing it with "December 31, 1994", (ii) deleting the words "Footnotes D and G" in said clause (a) and replacing them with "Footnotes D and H", (iii) deleting the reference to "Section 9.5(i)" in clause (b) thereof and replacing it with "Section 9.5(j)", (iv) deleting the word "and" appearing immediately after the semicolon at the end of clause (h) thereof, (v) relettering clause
(i) thereof as "(j)", (vi) adding a new clause (i) as follows:

                 (i) Liens on property of the Company or its Subsidiaries which secure Indebtedness under the Trade Letters of Credit having an aggregate principal amount not exceeding at any time $40,000,000; provided that such Liens shall be limited to specified items of collateral (and not a general Lien on all assets of the Company or its Subsidiaries); and

and (vii) inserting the following phrase immediately before the period appearing after the proviso:

         , except for the Lien created pursuant to the Pledge Agreement

                 (x) Section 9.11 of the Credit Agreement is hereby amended by deleting each of the provisos in their entirety and inserting the following in lieu thereof:

         ; provided that (i) the ratio for the four-Fiscal Quarter period ended September 30, 1996 shall be 2.5:1 and (ii) the ratio for the four-Fiscal Quarter period ended December 31, 1996 shall be 3.75:1, and; provided, further, that the covenants in this Section 9.11 shall not be in effect until September 30, 1996.

                 (y) Section 9.13 of the Credit Agreement is hereby amended by (i) deleting the reference to "$175,000,000" and replacing it with "$165,000,000" and (ii) deleting the date "June 30, 1994" appearing in the fifth line thereof and replacing it with "September 30, 1995".

                 (z) Section 9.17 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (iv) thereof, (ii) deleting the period appearing at the end of clause (v) thereof and inserting "; and" in lieu thereof and (iii) inserting the following new clause (vi) at the end thereof:

                 (vi) The joint and several liability of HSNR and the Company for the obligations of HSC, HSN Mail Order, Inc. and HSN Direct, Inc. under the BNY L/C Facility or the liability of the Company in connection with the Insurance Standby Letter of Credit.

                 (aa) Section 9.20(a) of the Credit Agreement is hereby amended by deleting the grid set forth therein in its entirety and inserting the following in lieu thereof:

                 Fiscal Quarter
                 Ending On                  Minimum Operating Cash Flow
                 ---------                  ---------------------------
                September 30, 1995                <$7,000,000>
                December 31, 1995                 <$3,000,000>
                March 31, 1996                     $0
                June 30, 1996                      $5,000,000

         ; provided that, for purposes of calculating Operating Cash Flow for the Fiscal Quarter ending on either September 30, 1995 or December 31, 1995, Operating Cash Flow shall be calculated prior to giving effect to up to $7,500,000 in the aggregate of severance and restructuring charges.

                 (bb) Section 9.20(b) of the Credit Agreement is hereby deleted in its entirety and "[Reserved.]" is inserted in lieu thereof.

                 (cc) Section 9.20(c) of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                 (c) The Company shall maintain the Total Debt Ratio of the Company and its Subsidiaries on a consolidated basis at less than (i) 5.0:1 at all times from and including September 30, 1996 to and including December 30, 1996, (ii) 4.0:1 at all times from and including December 31, 1996 to and including March 30, 1997 and (iii) 3.0:1 at all times from and including March 31, 1997 to and including April 1, 1997.

                 (dd) Section 9.20(d) of the Credit Agreement is hereby amended by (i) deleting the date "March 31, 1995" and replacing it with "the Third Amendment Effective Date", (ii) deleting the word "and" appearing before "(ii)" and (iii) inserting "and (iii) Indebtedness of the Company and the Guarantors under the BNY L/C Facility and in connection with the Insurance Standby Letter of Credit" immediately after the reference to "Section 9.20(e) hereof" appearing in the parenthetical set forth therein.

                 (ee) Section 9.20(e) of the Credit Agreement is hereby amended by (i) deleting the date "March 31, 1996" appearing in the third line thereof and replacing it with "September 29, 1996" and (ii) deleting the last four entries in the grid contained therein in their entirety and inserting the following in lieu thereof:

                                              Maximum Aggregate
                  Period                      Principal Amount
                  ------                      -----------------
                  After June 30, 1995 and     $105,000,000
                  at any time prior to the
                  Third Amendment Effective
                  Date

                  At any time on or after     $150,000,000
                  the Third Amendment
                  Effective Date and on or
                  prior to September 29,
                  1996

                 (ff) Section 9.20(f) of the Credit Agreement is hereby amended by (i) deleting the parenthetical phrase "(as hereinafter defined)" appearing in the first sentence thereof, (ii) deleting the last three entries in the grid contained therein in their entirety and inserting the following in lieu thereof:


                  Period                      Maximum Aggregate Amount
                  ------                      ------------------------
                  After June 30, 1995         $25,000,000
                  and on or prior to
                  September 29, 1996

and (iii) deleting the second sentence thereof in its entirety.

                 (gg) Section 9.20(g) of the Credit Agreement is hereby amended by (i) inserting the phrase "unless otherwise provided in this Section
9.20 and" immediately after the first reference to "June 30, 1996," and (ii) inserting the words "or later" immediately after the words "or such earlier" appearing in the 14th line thereof.

                 (hh) Section 9.21 of the Credit Agreement is hereby amended by adding the following proviso at the end thereof:

         ; provided that, for purposes of calculating current liabilities for any Fiscal Quarter ended on or after September 30, 1995, any amounts due within one year in respect of the principal of the Loans made hereunder shall be excluded.

                 (ii) Section 9 is hereby further amended by adding the following new Sections 9.22 and 9.23:

                 9.22. Restricted Investments. The Company shall not, and shall not permit either Guarantor or any of its other Subsidiaries to, make any cash investments except for:

                           (i) investments (by way of capital contribution or
                 otherwise) in HSC and other Wholly-Owned Subsidiaries of the Company existing as of the Third Amendment Effective Date and identified on Schedule 4 to this Agreement and HSN Direct, Inc. a Delaware corporation, Vela Research, Inc., a Delaware corporation, HSN Interactive, Inc., a Delaware corporation, and Internet Software, Inc., a California corporation; and

                          (ii) investments in (a) commercial paper rated A-1 or
                 the equivalent thereof by Standard and Poor's Corporation or P-1 or the equivalent thereof by Moody's Investors Service, Inc. and in each case maturing within six months after the date of acquisition thereof,(b) eurodollar time deposits and certificates of deposit with maturities of six months or less from the date of acquisition, and overnight bank deposits, in each case, with any Bank or with any domestic commercial bank having capital and surplus in excess of $100,000,000 and (c) securities issued or fully guaranteed or insured by the United States Government or any agency or instrumentality thereof having maturities of not more than six months from the date of acquisition.

                 9.23. BNY Facility Agreement. The Company shall not amend, modify, terminate or waive, and shall not permit any of its Subsidiaries to agree to any amendment, modification, termination or waiver of, any of the terms and conditions set forth in the BNY Facility Agreement in a manner that would be more restrictive than the terms and conditions set forth in this Agreement.

                 (jj) Section 10(d) of the Credit Agreement is hereby amended by inserting "or the Pledge Agreement" immediately after the words "the provisions hereof" appearing in the fourth line thereof.

                 (kk) Sections 10(f), (g), (h), (i) and (j) of the Credit Agreement are hereby amended by deleting each reference therein to "the Guarantor" and replacing it with "either Guarantor".

                 (ll) Section 10 of the Credit Agreement is hereby further amended by (i) inserting the word "or" immediately after the semicolon appearing at the end of clause (l) thereof and (ii) adding the following new clause (m):

                 (m) any material provision of the Pledge Agreement or Section 6 of this Agreement shall cease, for any reason, to be in full force and effect, or the Company or either Guarantor shall so assert, or any Lien created by the Pledge Agreement shall cease, for any reason other than a change in applicable law, to be enforceable and of the same effect and priority purported to be created thereby; provided that, in the event any Lien created by the Pledge Agreement shall cease to be enforceable and of the same effect and priority purported to be created thereby solely as a result of a change in applicable law, such unenforceability and effected priority shall not constitute an Event of Default so long as the Company takes all necessary action under such change to restore the enforceability and priority of such Lien and delivers an opinion of counsel to such effect in form and substance satisfactory to the Administrative Agent within 30 days of the effectiveness of such change;

                 (mm) Section 12.1 of the Credit Agreement is hereby amended by (i) inserting "the Collateral Agent," immediately before the words "the Agent" appearing in the second line thereof and (ii) inserting ", the Pledge Agreement" immediately after each reference therein to "this Agreement" appearing therein.

                 (nn) Section 12.2 of the Credit Agreement is hereby amended by inserting "or, in the case of HSNR, at the 'Address for Notices' specified beneath its name on the signature pages of the Third Amendment" immediately after the phrase "below its name on the signature pages hereof" appearing in the seventh and eighth lines thereof.

                 (oo) Section 12.3(b) of the Credit Agreement is hereby amended by inserting the words and punctuation ", the Pledge Agreement" immediately after the words "this Agreement" appearing in the fourth line thereof.


                 (pp) Section 12.4 of the Credit Agreement is hereby amended by (i) inserting the punctuation and words ", the Pledge Agreement" immediately after the words "this Agreement" each time such words appear therein, (ii) deleting the words "or release the Guarantor" appearing in the 21st line thereof and replacing them with "or release either Guarantor", (iii) adding "or release any of the Pledged Securities," immediately before the phrase "in each case without the prior written consent of all the Banks" appearing at the end of clause (a) of the proviso and (iv) inserting "and the Collateral Agent" immediately before the period appearing at the end of the second sentence thereof.

                 (qq) Section 12.6(a) of the Credit Agreement is hereby amended by deleting the words "nor the Guarantor" and replacing them with the words "nor either Guarantor".

                 (rr) Section 12.6(b) of the Credit Agreement is hereby amended by inserting the words "another Bank or" immediately after the words "to any Person other than" appearing in the sixth line thereof.

                 (ss) The last sentence of Section 12.6(c) of the Credit Agreement is hereby amended by (i) deleting the words "or release the Guarantor" appearing in clause (iv) thereof and replacing them with "or release either Guarantor" and (ii) adding "or (v) release any of the Pledged Securities" immediately before the period appearing at the end thereof.

                 (tt) Exhibit A of the Credit Agreement is hereby amended by (i) attaching Annex A hereto thereto as page A-4 and (ii) renumbering page A-4 thereof as page A-5.

                 (uu) The Credit Agreement is further amended by attaching Annex C hereto thereto as Schedule 4.

                 (vv) The Credit Agreement is further amended by attaching Annex F hereto thereto as Schedule 5.

                 (ww) References in the Credit Agreement to "this Agreement" and the words "hereof", "herein", "hereto" and the like, shall refer to the Credit Agreement as amended by the Third Amendment; provided that the words "the date of this Agreement" and "the date hereof" shall continue to refer to the date of the Credit Agreement (being August 30, 1994).

                 (xx) Each reference in the Credit Agreement to the "Notes" or to a "Note" shall, as of the Third Amendment Effective Date, be deemed to include the new Notes issued pursuant to the Third Amendment.

                 (yy) Each reference in Sections 11 and 12.3 of the Credit Agreement to the "Administrative Agent" shall also be deemed to refer to LTCB Trust Company in its capacity as "Collateral Agent" under the Pledge Agreement.

                 Section 3. Representations and Warranties. To induce the Administrative Agent and each Bank to enter into this Third Amendment, each of the Company and the Guarantors hereby represents and warrants that each of the representations and warranties set forth in Section 8 of the Credit Agreement is true, correct and complete on and as of the date of this Third Amendment (whether or not the Third Amendment Effective Date, as defined in Section 4 hereof, occurs), and on and as of the Third Amendment Effective Date, both before and after giving effect to the amendments set forth in Section 2 of this Third Amendment on either such date, as if each reference therein to "this Agreement" were a reference to "this Agreement as amended by the Third Amendment", except that the representations and warranties in the last sentence of Section 8.2 and in Section 8.11 of the Credit Agreement shall, each time when they are made under this Section 3, be deemed to have been amended as provided in Section 2(i) of the Second Amendment and Section 2(p) of this Third Amendment, in the case of Section 8.2, and Section 2(k) of the Second Amendment and Section 2(t) of this Third Amendment, in the case of Section 8.11. Each of the Company and the Guarantors further represents and warrants that, as of the date of this Third Amendment and as of the Third Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

                 Section 4. Conditions to Effectiveness. The amendments set forth in Section 2 of this Third Amendment shall become effective as of the date (the "Third Amendment Effective Date"), as specified by the Administrative Agent, when counterparts hereof shall have been duly executed and delivered by the Majority Banks, each of the Banks whose Commitments are to be increased as of the Third Amendment Effective Date, the Administrative Agent, the Company and each of the Guarantors, and when each of the conditions precedent set forth in this Section 4 shall have been fulfilled to the satisfaction of the Administrative Agent:

                          A. The Administrative Agent shall have received each of the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

                          (1) New Notes, substantially in the form of Exhibit A to the Credit Agreement, duly executed and delivered by the Company to the order of each Bank whose Commitment is either increasing or decreasing as of the Third Amendment Effective Date and otherwise appropriately completed, bearing the executed guarantee of each Guarantor, and dated the earliest last date through which interest was paid on the Loans (the "New Notes").

                          (2) A guarantee, substantially in the form of page A-4 of Exhibit A to the Credit Agreement, as amended hereby, duly executed and delivered by HSNR, of the Company's obligations under each of the Notes that were issued by the Company prior to the Third Amendment Effective Date to a Bank whose Commitment shall not be increased or reduced as of the Third Amendment Effective Date.

                          (3) The Pledge Agreement, substantially in the form of Annex B hereto, duly executed and delivered by the Company.

                          (4) Stock certificates evidencing all of the Pledged Securities, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the Company and duly completed and executed financing statements on Form UCC-1.

                          (5) Evidence of the fulfillment of all the conditions precedent to the effectiveness of the BNY Facility Agreement and the consummation of the closing contemplated under the BNY L/C Facility.

                          (6) The Intercreditor Agreement, substantially in the form of Annex D hereto, duly executed and delivered by the Banks, the Administrative Agent, the Collateral Agent, BNY, The Bank of New York Company, Inc. and BNY, as Administrative Agent under the BNY Facility Agreement.

                          (7) Certified copies of the certificate of incorporation and by-laws of the Company and each Guarantor and all corporate action and (if necessary) stockholder action taken by the Company and each Guarantor approving this Third Amendment, the Credit Agreement, as amended hereby, and, in the case of the Company, the Pledge Agreement and borrowings by the Company under the Credit Agreement, as amended hereby, the guarantee by each Guarantor hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby (including, without limitation, a certificate setting forth the resolutions of the Boards of Directors of the Company and each Guarantor adopted in respect of the transactions contemplated hereby and thereby).

                          (8) A certificate of each of the Company and each Guarantor in respect of each of the officers (i) who is authorized to sign this Third Amendment or the New Notes or, in the case of HSNR, the guarantees relating to the Notes issued prior to the Third Amendment Effective Date, on its behalf and (ii) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Credit Agreement, as amended hereby, and the transactions contemplated thereby and hereby. The Administrative

                 Agent, the Agent, the Co-Agents and the Banks may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Company or either Guarantor, respectively, to the contrary.

                          (9) Certificates, as of a recent date, from the appropriate authorities for each jurisdiction in which the Company and each Guarantor are incorporated or qualified to do business, as to the good standing of the Company and each Guarantor, respectively, in each such jurisdiction.

                          (10) An opinion of Counsel to the Company and the Guarantors, substantially in the form of Annex E hereto.

                          (11) A certificate of a senior officer of each of the Company and each Guarantor to the effect set forth in
                 Section 4.D of this Third Amendment.

                          (12) Evidence of the payment of the fees provided for in Sections 4.B and 4.C of this Third Amendment, and of all other fees and expenses then payable, including, without limitation, pursuant to Section 12.3 of the Credit Agreement.

                          (13) Evidence of payment (to the extent then payable) of (a) all interest on the Loans outstanding under the Credit Agreement and (b) all facility fees accrued through the Third Amendment Effective Date.

                          (14) Such other documents and information as the Administrative Agent or any Bank may reasonably request, including, without limitation, all requisite governmental approvals and filings.

                 B. The Company shall have paid to the Administrative Agent, for the account of each Bank, a non-refundable amendment fee in an amount equal to 0.25% of the amount of such Bank's Commitment as in effect immediately prior to the Third Amendment Effective Date.

                 C. The Company shall have paid to the Administrative Agent the fees provided for in each of the letters, dated September 13, 1995, executed by the Company and HSC and delivered to the Administrative Agent, at the times specified therein.

                 D.  As of such date:

                 (1) No Default or Event of Default shall have occurred and be continuing; and

                 (2) The representations and warranties made by the Company and each of the Guarantors in Section 3 hereof and in any other certificate or other document delivered in connection with this Third Amendment or the Credit Agreement, as amended hereby, shall be true, correct and complete on and as of each such date with the same force and effect as if made on and as of such date.

The Administrative Agent will promptly notify the other parties of the occurrence of the Third Amendment Effective Date.

                 Section 5.  Miscellaneous.

                 A. This Third Amendment may be executed in any number of counterparts, all of which taken together and when delivered to the Administrative Agent shall constitute one and the same instrument, and any of the parties hereto may execute this Third Amendment by signing any such counterpart.

                 B. Each of the Company and each Guarantor hereby confirms its obligation, pursuant to Section 12.3(a) of the Credit Agreement, to pay all of the Administrative Agent's costs and expenses (including, without limitation, the reasonable fees and expenses of all special counsels to the Administrative Agent to the extent provided in that certain letter agreement, dated September 13, 1995, among the Company, HSC and the Administrative Agent) in connection with this Third Amendment, whether or not the Third Amendment Effective Date occurs.

                 C. THIS THIRD AMENDMENT AND THE CREDIT AGREEMENT AS AMENDED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                 D. Except as expressly set forth in this Third Amendment, the Credit Agreement as amended prior to the date hereof shall remain unmodified and in full force and effect.

                 E.  HSNR HEREBY AGREES THAT:

                 (A) ANY SUIT, ACTION OR PROCEEDING AGAINST HSNR WITH RESPECT TO THIS THIRD AMENDMENT, THE CREDIT AGREEMENT, AS AMENDED HEREBY, THE STOCK PLEDGE, THE LOANS, THE NOTES OR ANY DOCUMENTS RELATED HERETO OR ANY JUDGMENT ENTERED BY ANY COURT IN RESPECT
         THEREOF MAY BE BROUGHT IN THE SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, OR IN ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF FLORIDA (COLLECTIVELY, THE "SUBJECT COURTS"), AS THE ADMINISTRATIVE AGENT, THE AGENT, EITHER CO-AGENT OR ANY BANK MAY ELECT IN ITS SOLE DISCRETION AND HSNR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF EACH OF THE SUBJECT COURTS FOR THE PURPOSE OF ANY SUCH SUIT, ACTION, PROCEEDING OR JUDGMENT. HSNR HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING IN ANY OF THE SUBJECT COURTS BY THE MAILING THEREOF BY THE ADMINISTRATIVE AGENT, THE AGENT, THE RESPECTIVE CO-AGENT OR THE RESPECTIVE BANK BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO HSNR ADDRESSED AS PROVIDED IN SECTION 12.2 OF THE CREDIT AGREEMENT, AS AMENDED HEREBY. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF THE ADMINISTRATIVE AGENT, THE AGENT, EITHER CO-AGENT OR ANY BANK TO SERVE ANY SUCH WRITS, PROCESS OR SUMMONSES IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW OR TO BRING PROCEEDINGS AGAINST HSNR IN ANY COMPETENT COURT OF ANY OTHER JURISDICTION OR JURISDICTIONS, AND IN SUCH MANNER, AS MAY BE PERMITTED BY APPLICABLE LAW.

                 (B) HSNR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING IN RESPECT OF THIS THIRD AMENDMENT, THE CREDIT AGREEMENT, AS AMENDED HEREBY, THE NOTES OR ANY OTHER DOCUMENTS IN CONNECTION HEREWITH, ANY OBJECTION TO THE LAYING OF VENUE IN ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY OF THE SUBJECT COURTS, AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY CLAIM THAT SUCH SUIT, ACTION OR PROCEEDING IN ANY OF THE SUBJECT COURTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                 F. By executing this Third Amendment, each Bank irrevocably appoints and authorizes LTCB Trust Company, in its capacity as Collateral Agent under the Pledge Agreement, to act as its agent under the Pledge Agreement with such powers as are specifically delegated to the Collateral Agent by the terms of the Credit Agreement, as amended by this Third Amendment, and the Pledge Agreement, together with such other powers as are reasonably incidental thereto.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                 IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first above written.

                                 HOME SHOPPING NETWORK, INC.,
                                   as Borrower


                                 By
                                    ------------------------------------------
                                    Title:


                                 HOME SHOPPING CLUB, INC.,
                                   as a Guarantor


                                 By
                                    ------------------------------------------
                                    Title:

                                 HSN REALTY, INC.,
                                   as a Guarantor


                                 By
                                    ------------------------------------------
                                    Title:

                                 Address For Notices:
                                 -------------------



                                 11831 30th Court North
                                 St. Petersburg, Florida 33716
                                 Telecopier No.:  (813) 539-6505
                                 Telephone No.:  (813) 572-8585
                                 Attention:  Finance Department

                                 with a copy to:

                                 Legal Department
                                 Telecopier No.:  (813) 573-0866


                                 The Banks
                                 ---------
Commitment
----------
$37,783,333.33                   LTCB TRUST COMPANY, as a Bank and
                                   as Agent


                                 By
                                    --------------------------------------------

                                    Title:


$21,633,333.33                   THE BANK OF NEW YORK COMPANY, INC.,
                                    as a Bank and as a Co-Agent


                                 By
                                    --------------------------------------------
                                    Title:


$33,933,333.33                   TORONTO DOMINION [TEXAS], INC.,
                                    as a Bank and as a Co-Agent


                                 By
                                    --------------------------------------------
                                    Title:



$25,500,000.00                   BANK OF MONTREAL, as a Bank and as a
                                    Co-Agent


                                 By
                                    --------------------------------------------
                                    Title:




$11,900,000.00                   FIRST UNION NATIONAL BANK OF
                                    NORTH CAROLINA


                                 By
                                    --------------------------------------------
                                    Title:


$9,800,000.00                    PNC BANK, KENTUCKY, INC.


                                 By
                                    --------------------------------------------
                                    Title:

$9,450,000.00                    THE DAIWA BANK, LIMITED


                                 By
                                    --------------------------------------------
                                    Title:


                                 By
--------------------                --------------------------------------------
Total:  $150,000,000                Title:


                                 The Administrative Agent
                                 ------------------------



                                 LTCB TRUST COMPANY,
                                   as Administrative Agent


                                 By
                                    --------------------------------------------
                                    Title:


                                 The Collateral Agent
                                 --------------------



                                 LTCB TRUST COMPANY,
                                   as Collateral Agent


                                 By
                                    --------------------------------------------
                                    Title:

                                   ANNEX A
                                   -------




                                  GUARANTEE

                 The undersigned HSN REALTY, INC., a Delaware corporation (the "Guarantor"), hereby unconditionally and irrevocably guarantees the payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on this Note and all other amounts payable hereunder, in accordance with the terms hereof and of Section 6 of the Credit Agreement, and, in the case of any extension of time of payment, in whole or in part, that all such amounts shall be paid in full when due (whether at stated maturity, by acceleration or otherwise) in accordance with the terms of such extension. In addition, the Guarantor hereby unconditionally agrees that upon default in the payment when due (whether at stated maturity, by acceleration or otherwise) of any of such principal, interest or other amounts, the Guarantor shall forthwith pay and perform the same in the money and funds, at the time, in the place and in the manner provided for such payment in the Credit Agreement. This guarantee is a continuing guarantee of payment and not merely of collection; it is a primary, independent obligation of the Guarantor; and the Guarantor's obligations hereunder shall be absolute, unconditional and irrevocable, irrespective of any and all circumstances whatsoever. The Guarantor hereby waives diligence, presentment, protest, notice of default, dishonor or nonpayment and any other notice and all demands whatsoever. The Guarantor hereby further waives all setoffs and counterclaims against the Company, the Administrative Agent, the Agent, each of the Co-Agents and each of the Banks.


                                 HSN REALTY, INC.



                                 By
                                   --------------------------------------------
                                   Title:

                                    ANNEX B
                                    -------



                            FORM OF PLEDGE AGREEMENT
                            ------------------------

                                                                  EXECUTION COPY


                                PLEDGE AGREEMENT


                 PLEDGE AGREEMENT, dated as of September 28, 1995 (as amended, supplemented or modified from time to time, this "Agreement"), made by HOME SHOPPING NETWORK, INC., a Delaware corporation (the "Pledgor"), in favor of LTCB TRUST COMPANY, a New York trust company, as collateral agent (in such capacity, the "Collateral Agent") for (i) the Banks party to the Second Amended and Restated Credit Agreement, dated as of August 30, 1994 (as amended by the First Amendment, dated as of March 29, 1995, as further amended by the Second Amendment, dated as of June 28, 1995, as further amended by the Third Amendment, dated as of September 28, 1995, and as further amended, supplemented or modified from time to time, the "Credit Agreement"), among the Pledgor, as borrower, Home Shopping Club, Inc. ("HSC") and HSN Realty, Inc. ("HSNR"), as guarantors, LTCB Trust Company, as Agent, the Banks and Co-Agents named therein, LTCB Trust Company, as administrative agent, and the Collateral Agent, and (ii) the L/C Issuer and the L/C Participant party to the Letter of Credit Facility Agreement, dated as of September 28, 1995 (as amended, supplemented or modified from time to time, the "BNY Facility Agreement"), among HSC, HSN Mail Order, Inc. and HSN Direct, Inc., as applicants (collectively, the "L/C Applicants"), the Pledgor and HSNR, as guarantors, The Bank of New York, as issuer (the "L/C Issuer"), The Bank of New York Company, Inc., as a participant (the "L/C Participant"), and The Bank of New York, as administrative agent (the "L/C Administrative Agent").

                              W I T N E S S E T H:

                 WHEREAS, pursuant to the Credit Agreement, the Banks have agreed to make extensions of credit to the Pledgor upon the terms and subject to the conditions set forth therein;

                 WHEREAS, pursuant to the Third Amendment, dated as of September 28, 1995 (the "Third Amendment"), to the Credit Agreement and at the request of the Pledgor, HSC and HSNR, the Banks have agreed to amend certain provisions of the Credit Agreement to provide for (i) increases in the availability of the Commitments (as defined in the Credit Agreement) of certain Banks, (ii) changes in the rate of interest and certain fees, (iii) additional collateralization of the Pledgor's obligations under the

Credit Agreement and (iv) certain other matters provided for therein;

                 WHEREAS, pursuant to the BNY Facility Agreement, the L/C Issuer has agreed to issue trade letters of credit (the "Letters of Credit") for the account of the L/C Applicants, and the L/C Participant has agreed to participate in unreimbursed drawings under such Letters of Credit, upon the terms and subject to the terms and conditions set forth therein;

                 WHEREAS, the Pledgor is the legal and beneficial owner of the shares of Pledged Securities (as hereinafter defined) issued by each of the Issuers (as hereinafter defined); and

                 WHEREAS, it is a condition precedent to (i) the agreement of the Banks to provide for the increased availability under the Credit Agreement and the effectiveness of the amendments to the Credit Agreement contemplated by the Third Amendment and (ii) the agreement of the L/C Issuer to issue the Letters of Credit and the L/C Participant to participate in unreimbursed drawings under such Letters of Credit and the effectiveness of the BNY Facility Agreement that the Pledgor shall have executed and delivered this Agreement to the Collateral Agent for the benefit of the Banks, the L/C Issuer and the L/C Participant.

                 NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and to induce the Banks to increase the availability of credit under the Credit Agreement and to give effect to the amendments contemplated by the Third Amendment and to induce the L/C Issuer and the L/C Participant to enter into the BNY Facility Agreement, the Pledgor hereby agrees with the Collateral Agent, for the benefit of the Banks, the L/C Issuer and the L/C Participant as follows:

                 SECTION 1. Definitions. (a) Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                 (b) The following terms, as used herein, shall have the following meanings:

                 "Collateral" shall have the meaning assigned to such term in
Section 2.

                 "Issuers" shall mean Home Shopping Club, Inc. and HSN Realty, Inc., each a Delaware corporation.

                 "Loan Documents" shall mean this Agreement, the Credit Agreement, the Notes, the BNY Facility Agreement and the Letters of Credit.

                 "Pledged Securities" shall have the meaning assigned to such term in Section 2.

                 "Proceeds" shall have the meaning assigned to such term under the UCC and, in any event, shall include (i) any and all proceeds of any guarantee, insurance or indemnity payable to the Pledgor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority and (iii) any and all other amounts from time to time paid or payable with respect to or in connection with any of the Collateral, including all dividends or other income from the Pledged Securities, collections thereon or distributions with respect thereto.

                 "Secured Obligations" shall mean, collectively, (a) the principal of and interest (including interest accruing after the date of any filing by the Pledgor of any petition in bankruptcy or the commencement of any bankruptcy, insolvency or similar proceedings with respect to the Pledgor, whether or not allowed as a claim in such proceeding under all applicable law, principles of equity and orders, decisions, judgments and decrees of all courts and arbitrators) on the Loans, the Notes, unreimbursed drawings under the Letters of Credit and the stated amount of all outstanding Letters of Credit under which drawings have not yet been made and all liabilities of the Pledgor from time to time owing to the Collateral Agent, the Administrative Agent, any Bank, the L/C Issuer, the L/C Participant or the L/C Administrative Agent (including all facility and other fees) under or in respect of the Loan Documents; and (b) all other obligations of the Pledgor to the Collateral Agent, the Administrative Agent, any Bank, the L/C Issuer, any L/C Participant or the L/C Administrative Agent under this Agreement and any of the other Loan Documents.

                 "UCC" shall mean the Uniform Commercial Code from time to time in effect in the State of New York.

                 (c) Unless otherwise defined herein or in the Credit Agreement, or unless the context otherwise requires, all terms used herein that are defined in the UCC shall have the meanings therein stated.

                 (d) The words "include," "includes" and "including" as used in this Agreement shall be deemed in each case to be followed by the phrase "without limitation." References to Sections and Schedules shall be deemed references to Sections of and Schedules to this Agreement, unless otherwise specified.

                 SECTION 2. Pledge. As security for the prompt payment and performance in full when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, the Pledgor hereby hypothecates, pledges, assigns, grants, sets over and delivers to the Collateral Agent, for the benefit of the Banks, the L/C Issuer and the L/C Participant, a continuing first priority security interest in all its right, title and interest in, to and under the following, whether now owned or hereafter acquired:

                 (i) all of the shares of capital stock owned by the Pledgor listed on Schedule 1, and any additional shares of capital stock of each of the Issuers (or successors thereto) obtained in the future by the Pledgor, and, in each case, all stock certificates representing such shares and, in each case, all options, warrants or rights of any nature whatsoever and all stock or other securities which may hereafter be received, receivable or distributed in respect of, or exchanged for, any of the foregoing (all of the foregoing being collectively referred to herein as the "Pledged Securities"); and

                (ii) subject to the provisions of Section 5, all Proceeds of the Pledged Securities, including all cash or securities at any time and from time to time acquired, receivable or otherwise distributed in respect of, or in exchange for, any of or all such stock (all of the items referred to herein in clauses (i) and (ii) being collectively referred to as the "Collateral").

                 TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent for the benefit of the Banks, the L/C Issuer and the L/C Participant and their successors and assigns, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

                 SECTION 3. Delivery of Collateral. (a) Contemporaneously with the execution of this Agreement, the Pledgor shall deliver or cause to be delivered to the Collateral Agent (i) any and all certificates and other instruments evidencing the Pledged Securities, along with undated stock powers duly executed in blank (with, if the Collateral Agent so requests, signatures properly guaranteed) or other instruments of transfer covering each such certificate satisfactory to the Collateral Agent and endorsed in blank and such other instruments and documents as the Collateral Agent may reasonably request to effect the purposes contemplated hereby and (ii) any and all certificates or other instruments or documents representing any of the Collateral.

                 (b) If the Pledgor shall become entitled to receive or shall receive any shares of stock (including shares of Pledged Securities acquired after the date of this Agreement), options, warrants, rights or other similar property (including any certificate representing a stock dividend, or any distribution in connection with any recapitalization, reclassification or increase or reduction of capital, or issued in connection with any reorganization of any Issuer) in respect of the Pledged Securities (whether as an addition to, in substitution of, or in exchange for, such Pledged Securities or otherwise), the Pledgor agrees:

                 (i)      to accept the same as the agent of the Collateral
         Agent;

                (ii) to hold the same in trust on behalf of and for the benefit of the Collateral Agent for the benefit of the Banks, the L/C Issuer and the L/C Participant; and

               (iii) to deliver any and all certificates or instruments evidencing the same to the Collateral Agent on or before the close of business on the seventh Business Day following the receipt thereof by the Pledgor, in the exact form received, with the endorsement in blank of the Pledgor when necessary and with appropriate undated stock powers duly executed in blank (with, if the Collateral Agent so requests, signatures properly guaranteed), to be held by the Collateral Agent, for the benefit of the Banks, the L/C Issuer and the L/C Participant, subject to the terms of this Agreement, as additional Collateral.

                 SECTION 4. Registration in Nominee Name. Upon the occurrence and during the continuance of an Event of Default and the declaration of acceleration or demand for payment, the Collateral Agent shall have the right (in its sole and absolute discretion and without prior notice to the Pledgor) to transfer to or to register the Pledged Securities in its own name or the name of its nominee, for the benefit of the Banks, the L/C Issuer and the L/C Participant. After any such registration or transfer, the Collateral Agent shall provide notice thereof to the Pledgor.

                 SECTION 5.  Voting Rights, etc.   (a)  Unless and until an
Event of Default shall have occurred and be continuing and a declaration of acceleration or demand for payment shall have been made:

                 (i) the Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of the Pledged Securities or any part thereof for any purpose not prohibited by the terms of this Agreement, the Credit Agreement or the BNY Facility Agreement;

                (ii) the Collateral Agent shall execute and deliver to the Pledgor, or cause to be executed and delivered to the Pledgor, all such proxies, powers of attorney, and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to subparagraph (i) above; and

               (iii) the Pledgor shall be entitled to receive, subject to the provisions of Section 2, and retain any and all cash dividends paid on the Pledged Securities to the extent and only to the extent that such dividends are not prohibited by the terms and conditions of the Credit Agreement or the BNY

         Facility Agreement. Except for cash dividends that the Pledgor shall be entitled to receive and retain pursuant to the preceding sentence, all noncash dividends, stock or dividends paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, instruments, securities, other distributions in property, return of capital, capital surplus or paid-in surplus or other distributions made on or in respect of Pledged Securities, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of any Issuer or from any bankruptcy or reorganization of any Issuer or received in exchange for the Pledged Securities or any part thereof, or in redemption thereof, as a result of any merger, consolidation, acquisition or other exchange of assets to which any Issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by the Pledgor, shall not be commingled by the Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent, for the benefit of the Banks, the L/C Issuer and the L/C Participant, and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsements).

                 (b) Upon the occurrence and during the continuance of an Event of Default, and, in the case of an Event of Default other than one referred to in clause (f), (g) or (h) of Section 10 of the Credit Agreement, if so specified by the Collateral Agent in a notice to the Pledgor, all rights of the Pledgor to exercise the voting and consensual rights and powers which the Pledgor is entitled to exercise pursuant to Section 5(a)(i) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers, and the Pledgor shall execute and deliver to the Collateral Agent all such documents and instruments (including proxies) as the Collateral Agent shall reasonably request in order to effect the purposes of this Section 5(b).

                 SECTION 6. Representations; Warranties and Covenants. The Pledgor hereby represents, warrants and covenants to and with the Collateral Agent, the Administrative Agent, each Bank, the

L/C Issuer, the L/C Participant and the L/C Administrative Agent that:

                 (a) Except for the security interest granted to the Collateral Agent hereunder and except as expressly permitted by Section 9.7 of the Credit Agreement, the Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities, (ii) holds and will at all times continue to hold the Collateral free and clear of all Liens of every kind and nature, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or suffer to exist any Lien on, the Collateral and (iv) subject to Section 5, will cause any and all Collateral, whether for value paid by the Pledgor or otherwise, to be forthwith deposited with the Collateral Agent, for the benefit of the Banks, the L/C Issuer, the L/C Participant and the L/C Administrative Agent, and pledged or assigned hereunder.

                 (b) The Pledgor (i) has, and at all times will have, the right and legal authority to pledge the Collateral in the manner hereby done or contemplated, and (ii) will defend its and the Collateral Agent's respective title and interest thereto or therein against any and all attachments, Liens, claims or other impediments of any nature, however arising, of all Persons whomsoever.

                 (c) No authorization, consent or approval, or other action by, and no notice to or filing with, any governmental authority (including any securities exchange) not previously obtained is required (i) for the pledge by the Pledgor of the Collateral pursuant to this Agreement or the perfection therein of the Collateral Agent's security interest created hereby, other than the filing of appropriate Uniform Commercial Code financing statements in the office of the Secretary of State in each of the States of Delaware and Florida, and in the office of the County Clerk in each of New Castle County, Delaware, and Pinellas County, Florida, (ii) for the execution, delivery or performance of this Agreement by the Pledgor or (iii) for the exercise by the Collateral Agent of the rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, other than compliance with applicable Federal and state securities laws in connection with the acquisition and sale or other disposition of the Pledged Securities in accordance with the terms of this Agreement.

                 (d) By virtue of the execution and delivery by the Pledgor of this Agreement, when the stock certificates representing the Pledged Securities owned by the Pledgor are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain and, so long as the Collateral Agent maintains possession of the certificates representing the Pledged Securities, will have and will continue to have a valid and perfected first priority security interest in such Pledged Securities, for the benefit of the Banks, the L/C Issuer and the L/C Participant, as security for the repayment and performance in full of the Secured Obligations, prior to all other Liens thereon.

                 (e) The Pledged Securities constitute, and at all times will constitute, all of the issued and outstanding shares of capital stock of the Issuers.

                 (f) All of the representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement.

                 (g) This Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms (subject as to enforceability to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principles of equity).

                 (h) The execution, delivery and performance in accordance with its respective terms by the Pledgor of this Agreement do not and will not
(a) require any governmental approval or any other consent or approval, other than governmental approvals and other consents and approvals that have been obtained, are in full force and effect and are final and not subject to review on appeal or to collateral attack and other than compliance with applicable Federal and state securities laws in connection with the acquisition and sale or other disposition of the Pledged Securities in accordance with the terms of this Agreement, or (b) violate, conflict with, result in a breach of or constitute a default under, or, except as expressly contemplated by this Agreement, result in or require the creation of any Lien upon any assets of the Pledgor under, (i) any contract to which the Pledgor is a party or by which it or its property may be bound or (ii) any applicable law.

                 (i) The Pledged Securities have been duly authorized and validly issued, are fully paid and non- assessable and have been duly and validly pledged hereunder in accordance with applicable law.

                 (j) There are no contractual restrictions upon the voting rights or upon the transfer of any of the shares of the Pledged Securities other than as referred to herein or in the Credit Agreement or the BNY Facility Agreement.

                 (k) The Pledgor represents and warrants that it has made its own arrangements for keeping informed of changes or potential changes affecting the Collateral (including rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and the Pledgor agrees that neither the Collateral Agent, the Administrative Agent, any Bank, the L/C Issuer, the L/C Participant nor the L/C Administrative Agent shall have any responsibility or liability for informing the Pledgor of any such changes or potential changes.

                 (l) The Pledgor shall not (i) permit or suffer any Issuer to voluntarily dissolve or liquidate, retire any of its capital stock, reduce its capital or merge or consolidate with any other entity if such action would violate the provisions of the Credit Agreement or the BNY Facility Agreement or
(ii) vote any of the Pledged Securities in favor of any of the foregoing.

                 (m) The Pledgor shall pay, and save the Collateral Agent, the Administrative Agent, each Bank, the L/C Issuer, the L/C Participant and the L/C Administrative Agent harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable (i) with respect to any of the Collateral or (ii) in connection with any of the transactions contemplated by this Agreement.

                 SECTION 7. Issuance of Additional Stock. The Pledgor agrees that it will not (a) permit any Issuer to issue any stock or other securities (including warrants, options and other similar agreements), whether in addition to, by stock dividend or other distribution upon, or in substitution for, the Pledged Securities or otherwise (unless such issuance is not prohibited by the Credit Agreement or the BNY Facility Agreement and such stock or other securities are effectively pledged hereunder in a manner reasonably satisfactory to the Collateral Agent) or (b) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, or create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Agreement and as otherwise expressly permitted under Section 9.7 of the Credit Agreement.

                 SECTION 8. Remedies Upon Default. (a) If an Event of Default shall have occurred and be continuing and upon the declaration of acceleration or demand for payment, the Collateral Agent, for the benefit of the Banks, the L/C Issuer and the L/C Participant, shall have, in addition to any other rights and except as otherwise provided herein, all of the rights and remedies with respect to the Collateral of a secured party under the UCC. In addition and subject to all applicable law, the Collateral Agent, on behalf of the Banks, the L/C Issuer and the L/C Participant may, and upon the request of the Majority Banks, shall (without any obligation to seek performance of any guarantee or to resort to any other security, right or remedy granted to it under any other instrument or agreement, including the Credit Agreement and/or the BNY Facility Agreement) sell the Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property so sold absolutely, free from any claim or right on the part of the Pledgor (other than rights that the Pledgor may have against such purchaser generally and without regard to this Agreement or such sale), and the Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which the Pledgor may now have or may at any time in the future have under any applicable law now existing or hereafter enacted.

                 (b) The Collateral Agent shall give the Pledgor at least ten Business Days' written notice (which the Pledgor agrees is reasonable notice within the meaning of Section 9-504(3) of the UCC) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time of and place where such sale is to be made and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or any portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice, and in no event shall any portion of the proceeds of any such sale be credited against payment of the costs, expenses and obligations set forth in Section 9 until cash payment for the Collateral so sold has been received by the Collateral Agent. At any private sale of Collateral of a type customarily sold in a recognized market, and at any public sale made pursuant to this Section 8, the Collateral Agent, in its individual capacity, any Bank, the L/C Issuer and the L/C Participant may bid for or purchase, free (to the extent permitted by law) from any equity or right of redemption, stay or appraisal on the part of the Pledgor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Collateral Agent, in its individual capacity, such Bank, the L/C Issuer or the L/C Participant by the Pledgor under or pursuant to the Credit Agreement or the BNY Facility Agreement, as the case may be, as a credit, up to an amount equal to the amount the Collateral Agent, in its individual capacity, such Bank, the L/C Issuer or the L/C Participant would otherwise be entitled to receive pursuant to Section 9 in connection with such sale, against the purchase price. For purposes hereof, in the case of any such sale pursuant to a written agreement to purchase the Collateral or any portion thereof, the Collateral Agent shall be free to carry out such sale pursuant to such agreement, and the Pledgor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon the Collateral pursuant this Agreement and to sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

                 (c) If the Collateral Agent shall have instituted any proceeding to enforce any right or remedy hereunder, and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Collateral Agent, the Collateral Agent shall, subject to any determination in any such proceeding, be restored to its former position hereunder, and thereafter, subject as aforesaid, all rights and remedies of the Collateral Agent shall continue as though no such proceeding had been instituted.

                 SECTION 9. Application of Proceeds of Sale. The proceeds of any sale of, or other realization upon, all or any part of the Collateral pursuant to Section 8, as well as any Collateral consisting of cash, shall be applied by the Collateral Agent as follows:

                 FIRST, to the payment of all costs and expenses reasonably incurred by the Collateral Agent in connection with such sale or otherwise in connection with this Agreement or any of the Secured Obligations, including, without limitation, a reasonable allocation of salaries and wages of officers and employees and related overhead of the Collateral Agent who are involved in such sale, all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances plus any interest thereon made hereunder by the Collateral Agent on behalf of the Pledgor and any other costs or expenses reasonably incurred in connection with the exercise of any right or remedy hereunder;

                 SECOND, to the payment in full of the Secured Obligations pro rata as among the holders of the Secured Obligations in accordance with the amounts of monetary Secured Obligations owed to them and outstanding (whether or not then due and payable, at maturity, by acceleration or otherwise) as of the date of such payment, until all the Secured Obligations have been paid in full; and

                 THIRD, any balance remaining to the Pledgor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

                 SECTION 10. Collateral Agent Appointed Attorney-in-Fact; Indemnity.

                 (a) The Pledgor hereby appoints the Collateral Agent as its true and lawful agent and attorney-in- fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, in each case upon the occurrence and during the continuance of an Event of Default and the declaration of acceleration or demand for payment, which appointment is irrevocable and coupled with an interest and any proxy or proxies heretofore given by the Pledgor to any other person that is inconsistent herewith are hereby revoked. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default and the declaration of acceleration or demand for payment, with full power of substitution either in the Collateral Agent's name or in the name of the Pledgor, to ask for, demand, sue for, collect, receive, receipt and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent, the Administrative Agent, any Bank, the L/C Issuer, the L/C Participant or the L/C Administrative Agent to take any action, including requiring or obligating the Collateral Agent, the Administrative Agent, any Bank, the L/C Issuer, the L/C Participant or the L/C Administrative Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, the Administrative Agent, any Bank, the L/C Issuer, the L/C Participant or the L/C Administrative Agent or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Collateral Agent, the Administrative Agent, any Bank, the L/C Issuer, the L/C Participant or the L/C Administrative Agent or omitted to be taken by any of them with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Pledgor or to any claim or action against the Collateral Agent, the Administrative Agent, any Bank, the L/C Issuer, the L/C Participant or the L/C Administrative Agent in the absence of the gross negligence or willful misconduct of the Collateral Agent, the Administrative Agent, any Bank, the L/C Issuer, the L/C Participant or the L/C Administrative Agent, as the case may be, as shall have been determined in a final, nonappealable judgment of a court of competent jurisdiction.

                 (b) The Pledgor hereby agrees to assume liability for, and does hereby agree to indemnify, protect, save and keep harmless the Collateral Agent and its directors, officers, employees and agents from and against, any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits and reasonable costs and expenses of whatsoever kind or nature, imposed on, incurred by or asserted against the Collateral Agent or its directors, officers, employees or agents, in any way relating to or arising out of this Agreement, including the enforcement hereof, or the acceptance, rejection, ownership, delivery, possession, sale or return of any Collateral (other than by reason of a material breach by the Collateral Agent of its obligations under this Agreement or the respective indemnitees' own gross negligence or willful misconduct and, solely to the extent any such costs, liabilities and expenses do not in any way relate to any representation, warranty or covenant of the Pledgor under this Agreement, or any act or omission by the Pledgor). Without limiting the generality of the foregoing, the Pledgor hereby agrees to reimburse the Collateral Agent for all costs, liabilities or expenses reasonably incurred by it pursuant to any of the duties hereby created or in the exercise of any duty, right, remedy or power herein imposed or conferred upon it (other than any such costs, liabilities and expenses resulting from a material breach by the Collateral Agent of its obligations under this Agreement or the Collateral Agent's gross negligence or willful misconduct and, solely to the extent any such costs, liabilities and expenses do not in any way relate to any representation, warranty or covenant of the Pledgor under this Agreement, or any act or omission by the Pledgor). The obligations of the Pledgor contained in this Section 10(b) shall survive the termination of this Agreement and the discharge of the Pledgor's other obligations hereunder and under the other Loan Documents.

                 SECTION 11. No Waiver; Remedies Cumulative. No failure on the part of the Collateral Agent, the Administrative Agent, any Bank, the L/C Issuer, the L/C Participant or the L/C Administrative Agent to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Collateral Agent, the Administrative Agent, any Bank, the L/C Issuer, the L/C Participant or the L/C Administrative Agent preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law or otherwise. The Collateral Agent, the Administrative Agent, the Banks, the L/C Issuer, the L/C Participant or the L/C Administrative Agent shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by the Collateral Agent.

                 SECTION 12.  (a)    Securities Act, etc.   In view of the
position of the Pledgor in relation to the Pledged Securities, or because of other present or future circumstances a question may arise under the Securities Act of 1933, as amended (the "Securities Act"), or any similar or successor Federal securities law (together with the Securities Act, the "Federal Securities Laws") with respect to any disposition of the Pledged Securities permitted hereunder. The Pledgor understands that compliance with the Federal Securities Laws might strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Securities under applicable blue sky or other state securities laws or similar laws analogous in purpose or effect.

                 (b) Anything herein to the contrary notwithstanding, and in view of restrictions specified in paragraph (a) of this Section 12, the Pledgor agrees that, if an Event of Default shall exist under the Credit Agreement, the Collateral Agent may, from time to time, attempt to sell all or any part of the Pledged Securities by means of a private placement, restricting the bidders and prospective purchasers to those who will represent or agree as to their investment intent or method of resale or both in a manner reasonably required by the Collateral Agent to assure compliance with applicable securities laws. In so doing, the Collateral Agent may solicit offers to buy such Pledged Securities or any part thereof, for cash, from a limited number of investors deemed by the Collateral Agent, in its exclusive judgment, to be responsible parties who might be interested in purchasing such Pledged Securities.

                 SECTION 13.  Security Interest Absolute; Waivers by Pledgor.
(a) All rights of the Collateral Agent, the Administrative Agent, the Banks, the L/C Issuer, the L/C Participant and the L/C Administrative Agent hereunder, the grant of a security interest in the Collateral and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Credit Agreement, the BNY Facility Agreement, any other agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, the BNY Facility Agreement or any other agreement or instrument (other than payment in full of the Secured Obligations or, in the case of rights predicated on the existence of an Event of Default, a cure or waiver of such Event of Default), (iii) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Secured Obligations (other than payment in full of the Secured Obligations or, in the case of rights predicated on the existence of an Event of Default, a cure or waiver of such Event of Default), (iv) any failure by the Collateral Agent, the Administrative Agent, any Bank, the L/C Issuer, the L/C Participant or the L/C Administrative Agent to demand payment or performance by the Pledgor and/or either of the L/C Applicants and/or any of the Guarantors (as defined in each of the Credit Agreement and the BNY Facility Agreement) of any of the Secured Obligations or to exercise or enforce any right or remedy in respect thereof or (v) any other circumstance (other than payment in full of the Secured Obligations or, in the case of rights predicated on the existence of an Event of Default, a cure or waiver of such Event of Default) which might otherwise constitute a defense available to, or a discharge of, the Pledgor or any other person in respect of the Secured Obligations or in respect of this Agreement. The Pledgor hereby acknowledges that neither the Collateral Agent, the Administrative Agent, any Bank, the L/C Issuer, the L/C Participant nor the L/C Administrative Agent shall be under any obliga-tion to marshal any assets in favor of the Pledgor or against or in payment of any or all of the Secured Obligations.

                 (b) The Pledgor hereby waives notice of acceptance of this Agreement. The Pledgor further waives presentment and demand for payment of any of the Secured Obligations, protest and notice of dishonor or default with respect to any of the Secured Obligations, and all other notices to which the Pledgor might otherwise be entitled, except as otherwise expressly provided in this Agreement, the Credit Agreement or the BNY Facility Agreement. The Pledgor (to the extent that it may lawfully do so) covenants that it shall not at any time insist upon or plead, or in any manner claim or take the benefit or advance of, any stay (except in connection with a pending appeal), valuation, appraisal, redemption or extension law now or at any time hereafter in force that, but for this waiver, might be applicable to any sale made under any judgment, order or decree based on this Agreement, the Credit Agreement or the BNY Facility Agreement; and the Pledgor (to the extent that it may lawfully do so) hereby expressly waives and relinquishes all benefit and advance of any and all such laws and hereby covenants that it will not hinder, delay or impede the execution of any power in this Agreement or therein granted and delegated to the Collateral Agent, but that it will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

                 SECTION 14. Duty of Collateral Agent. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to hold the Collateral for safekeeping and deal with it in the same manner as the Collateral Agent deals with similar securities and property for its own account. To the extent that any of the Collateral is comprised of cash, the Collateral Agent shall have no obligation to invest such funds in any collateral account and may hold the same as demand deposits. None of the Collateral Agent, the Administrative Agent, any Bank, the L/C Issuer, the L/C Participant, the L/C Administrative Agent or any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any action whatsoever with respect to the Collateral or any part thereof.

                 SECTION 15. Termination. This Agreement, and the assignments, pledges and security interests created or granted hereby, shall terminate with respect to all Collateral, when (i) all the Secured Obligations shall have been paid in full in cash, and (ii) the Commitment Termination Date has passed, in each case, at which time the Collateral Agent shall reassign and deliver to the Pledgor, or to such Person or Persons as the Pledgor shall designate in writing, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Collateral Agent pursuant to the terms hereof and shall still be held by it hereunder, in any case, together with appropriate instruments of reassignment and release, all without any recourse to, or warranty whatsoever by, the Collateral Agent, the Administrative Agent, any Bank, the L/C Issuer, the L/C Participant or the L/C Administrative Agent, and at the sole cost and expense of the Pledgor. Upon any termination of any of the security interests or release of any Collateral pursuant to this Section 15, the Collateral Agent will, at the Pledgor's expense, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence the termination of the security interests in such Collateral.

                 SECTION 16. Notices. Notices and other communications provided for herein shall be in writing and shall be delivered or mailed (or delivered by facsimile equipment, the receipt of which is promptly confirmed by telephone) addressed,

                 (a) if to the Pledgor, to it at 11831 30th Court North, St. Petersburg, Florida 33716, telecopier number: (813) 539-6505, telephone number: (813) 572-8585, attention: Finance Department, with a copy to Legal Department, telecopier number: (813) 573-0866; and

                 (b) if to the Collateral Agent, to it at the address of the Administrative Agent set forth in or determined pursuant to the Credit Agreement.

Except as specifically provided in Section 21, all notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given at the time determined pursuant to Section 12.2 of the Credit Agreement.

                 SECTION 17. Further Assurances. The Pledgor agrees to do or cause to be done all such further acts, and to execute and deliver, or cause to be executed and delivered, such additional conveyances, stock powers, proxies, assignments, agreements, financing statements and other instruments, at the Pledgor's sole expense, as the Collateral Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confer unto the Collateral Agent, the Administrative Agent, the Banks, the L/C Issuer, the L/C Participant and the L/C Administrative Agent, their respective rights and remedies hereunder; provided that the Pledgor shall not be obligated under this Section to deliver additional collateral to the Collateral Agent. The Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent, the Administrative Agent, the Banks, the L/C Issuer, the L/C Participant and the L/C Administrative Agent that the Collateral Agent, the Administrative Agent, the Banks, the L/C Issuer, the L/C Participant and the L/C Administrative Agent have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement and/or the BNY Facility Agreement.

                 SECTION 18. Successors and Assigns. In the event of assignment of all or a portion of any of the Indebtedness under the Credit Agreement by a Bank or the BNY Facility Agreement by the L/C Issuer or the L/C Participant, the rights of or on behalf of such Bank, the L/C Issuer or the L/C Participant, as the case may be, hereunder, to the extent applicable to the Indebtedness so assigned, shall be transferred with such Indebtedness and the term "Bank", "L/C Issuer" or "L/C Participant", as the case may be, when used herein shall be deemed to include any such assignee. This Agreement is binding on the Pledgor and its successors but none of them shall be permitted to assign this

Agreement, any of its obligations hereunder or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Collateral Agent as Collateral under this Agreement except as expressly permitted by this Agreement, the Credit Agreement or the BNY Facility Agreement.

                 SECTION 19. Changes in Writing. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by a statement or instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any waiver shall be effective only in the specific instance and for the specific purpose for which made or given.

                 SECTION 20. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CHOICE OF LAW PRINCIPLES).

                 SECTION 21. Judicial Proceedings; Waiver of Jury. Any judicial proceeding brought against the Pledgor with respect to any claim in any way arising out of, related to or connected with this Agreement may be brought in any court of competent jurisdiction in the City of New York, and, by execution and delivery of this Agreement, the Pledgor (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court and irrevocably agrees to be bound by any judgment rendered thereby in connection with any such claim, and (b) irrevocably waives any objection it may now or hereafter have as to the venue of any such proceeding brought in such a court or that such a court is an inconvenient forum. The Pledgor hereby waives personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 16, and service so made shall be deemed completed on the third business day in St. Petersburg, Florida after such service is deposited in the mail. Nothing herein shall affect the right of the Collateral Agent, the Administrative Agent, any Bank, the L/C Issuer, the L/C Participant or the L/C Administrative Agent to serve process in any other manner permitted by law or shall limit the right of the

Collateral Agent, the Administrative Agent, any Bank, the L/C Issuer, the L/C Participant or the L/C Administrative Agent to bring proceedings against the Pledgor in the courts of any other jurisdiction. To the extent permitted in accordance with applicable law (including applicable law relating to jurisdiction and venue), any judicial proceeding by the Pledgor against the Collateral Agent, the Administrative Agent, any Bank, the L/C Issuer, the L/C Participant or the L/C Administrative Agent involving any such claim shall be brought only in a court located in the City and State of New York. THE PLEDGOR, THE COLLATERAL AGENT, THE ADMINISTRATIVE AGENT, EACH BANK, THE L/C ISSUER, THE L/C PARTICIPANT AND THE L/C ADMINISTRATIVE AGENT HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY SUCH CLAIM.

                 SECTION 22. Governmental Regulation. The Collateral Agent will not, solely by reason of the execution, delivery and performance (other than the enforcement of remedies) of this Agreement or any other instrument or agreement referred to herein, be subject to the regulation or control of either the Federal Communications Commission, any other Federal regulatory authority or agency regulating the public utilities commission of any state.

                 SECTION 23. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in such jurisdiction, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                 SECTION 24. Headings. Section headings used herein are for convenience only and are not to affect the construction of, or be taken into consideration in interpreting, this Agreement.

                 SECTION 25. Immunities of the Collateral Agent. The Collateral Agent's performance of its duties hereunder shall in all respects be subject to and governed by the Credit Agreement. Nothing contained herein shall be construed to enlarge the degree of responsibility or discretion or the duty of care to be exercised by the Collateral Agent beyond those expressly set forth in the Credit Agreement. Without limiting the generality of the foregoing, the Pledgor hereby acknowledges and agrees that the Collateral Agent shall, with respect to all of its rights, obligations and duties under this Agreement, be entitled to all of its rights, protections and immunities provided for under
Section 11 of the Credit Agreement as fully and to the same extent as if such provisions were set forth in full herein.

                 IN WITNESS WHEREOF, the Pledgor and the Collateral Agent have duly executed this Agreement as of the day and year first above written.


                                     HOME SHOPPING NETWORK, INC., as Pledgor



                                     By
                                       -------------------------------------
                                        Name:
                                        Title:


                                     LTCB TRUST COMPANY, as Collateral Agent


                                     By
                                       -------------------------------------
                                        Name:
                                        Title:

                                                               SCHEDULE 1 TO THE
                                                                PLEDGE AGREEMENT


                               PLEDGED SECURITIES


          ISSUER                 SHARES PLEDGED         SHARES AUTHORIZED      CERTIFICATE NUMBER(S)            PLEDGOR
          ------                 --------------         -----------------      ---------------------            -------
 Home Shopping Club, Inc.             1,000                  1,000                                        Home Shopping Network,Inc.

 HSN Realty, Inc.                     1,000                  1,000                                        Home Shopping Network,Inc.

                                    ANNEX C
                                    -------


                                                                      SCHEDULE 4


                       LIST OF WHOLLY-OWNED SUBSIDIARIES
                         OF THE COMPANY AS OF THE THIRD
                          AMENDMENT EFFECTIVE DATE FOR
                          PURPOSES OF SECTION 9.22(i)
                          ---------------------------

                                    ANNEX D
                                    -------


                        FORM OF INTERCREDITOR AGREEMENT
                        -------------------------------

                                    ANNEX E
                                    -------



                       Form of Opinion of Counsel to the
                          Company and the Guarantors
                       ---------------------------------